Supplement to the
IT Services Portfolio
April 28, 2018
Summary Prospectus

Effective April 1, 2019, the following information replaces similar information for IT Services Portfolio found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Daniel Sherwood (co-manager) has managed the fund since October 2015.

Zachary Turner (co-manager) has managed the fund since April 2019.

It is expected that Mr. Sherwood will transition off of the fund effective on or about October 1, 2019. At that time, Mr. Turner will assume sole portfolio manager responsibilities for the fund.

BSO-SUM-19-02 1.9880370.102	March 28, 2019